VIRTUS AllianzGI Water Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—97.4%
Australia—1.9%
Reliance Worldwide Corp. Ltd.	4,580,410	$18,068
Austria—0.4%
Wienerberger AG	94,294	3,634
Canada—4.2%
Algonquin Power & Utilities Corp.	944,988	14,080
Stantec, Inc.	584,836	26,095
		40,175

France—1.9%
Veolia Environnement SA	600,544	18,137
Ireland—2.9%
STERIS plc	45,000	9,284
Trane Technologies plc	102,482	18,871
		28,155

Italy—0.9%
Hera SpA	2,189,318	9,044
Japan—1.8%
Kubota Corp.	883,500	17,870
Netherlands—2.1%
Aalberts NV	58,769	3,158
Arcadis NV	430,255	17,611
		20,769

Sweden—5.0%
Alfa Laval AB	1,356,487	47,916
Switzerland—11.9%
Bucher Industries AG	30,193	15,788
Geberit AG	57,561	43,175
Georg Fischer AG	24,529	36,399
Sika AG Registered Shares	61,823	20,212
		115,574

	Shares	Value

United Kingdom—11.8%
CNH Industrial NV	1,089,448	$17,989
Halma plc	885,390	32,971
Pennon Group plc	2,127,882	33,423
Severn Trent plc	858,111	29,687
		114,070

United States—52.6%
AGCO Corp.	165,472	21,574
Agilent Technologies, Inc.	98,100	14,500
American Water Works Co., Inc.	340,527	52,485
Badger Meter, Inc.	191,280	18,768
Danaher Corp.	122,536	32,884
Deere & Co.	69,516	24,519
Ecolab, Inc.	84,994	17,506
Evoqua Water Technologies Corp.(1)	410,545	13,868
Fortune Brands Home & Security, Inc.	197,843	19,707
Franklin Electric Co., Inc.	281,331	22,681
IDEX Corp.	165,961	36,520
Itron, Inc.(1)	217,561	21,752
Lindsay Corp.	100,780	16,657
Mueller Water Products, Inc. Class A	196,040	2,827
PerkinElmer, Inc.	122,403	18,900
Tetra Tech, Inc.	195,678	23,881
Thermo Fisher Scientific, Inc.	64,707	32,643
Trimble, Inc.(1)	297,103	24,312
Valmont Industries, Inc.	81,653	19,274
Waste Management, Inc.	105,543	14,788
Xylem, Inc.	494,584	59,330
		509,376

Total Common Stocks (Identified Cost $628,485)		942,788

Total Long-Term Investments—97.4% (Identified Cost $628,485)		942,788

	Shares	Value

Short-Term Investment—2.4%
Money Market Mutual Fund—2.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	23,623,319	$23,623
Total Short-Term Investment (Identified Cost $23,623)		23,623

TOTAL INVESTMENTS—99.8% (Identified Cost $652,108)		$966,411
Other assets and liabilities, net—0.2%		1,669
NET ASSETS—100.0%		$968,080

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	55%
United Kingdom	12
Switzerland	12
Sweden	5
Canada	4
Ireland	3
Japan	2
Other	7
Total	100%
† % of total investments as of June 30, 2021.
The following table summarizes the market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$942,788	$942,788
Money Market Mutual Fund	23,623	23,623
Total Investments	$966,411	$966,411
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2021.
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS ALLIANZGI WATER FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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